UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 15, 2010


                              CREENERGY CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)

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               Nevada                        333-133347                       98-0479983
-------------------------------------   ----------------------     ---------------------------------
  (State or other jurisdiction of         (Commission File           (IRS Employer Identification
           incorporation)                      Number)                         Number)
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               2020 Sherwood Park, Suite 57113, AB, Canada T8A 3H9
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (780) 668-7422
                          ---------------------------
               Registrant's telephone number, including area code

                             Online Originals, Inc.
                            ------------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant

On November 15, 2010, the Board of Directors of the Company approved the engagement of new auditors, James Stafford, Inc., Chartered Accountants, of Vancouver, British Columbia to be the Company's independent registered public accountant. The action to engage new auditors was approved solely by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

On November 20, 2010, CREENERGY Corporation (the "Company") formally informed Schumacher & Associates, Inc. ("Schumacher") of their dismissal as the Company's independent registered principal accountant.

In connection with the audits of fiscal years ended November 30, 2009 and 2008 and the review of the cumulative period from December 1, 2009 through August 31, 2010 and through the date of dismissal of the auditors, there were no disagreements with Schumacher & Associates, Inc. on any matter concerning accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Schumacher & Associates, Inc. would have caused them to make reference to the subject matter of the disagreements in connection with its report. Schumacher & Associates, Inc., as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's consolidated financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the report of Schumacher & Associates, Inc. for the fiscal years ended November 30, 2009 and 2008 indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

The Company has authorized Schumacher & Associates, Inc. to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Schumacher & Associates, Inc. review the disclosure herein and Schumacher & Associates, Inc. has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which they do not agree with the statements made by the company herein. Such letter is filed as an exhibit to this Report.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

         Exhibit No.               Description

         16.1              Letter of Change in Certifying Accountant, dated
                           November 22, 2010


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            CREENERGY Corporation


                                            By: /s/ Shari Sookarookoff
                                                --------------------------------
                                                Shari Sookarookoff, CFO


                                                Date: November 19, 2010


























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